UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 22, 2003

VIVUS, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COMMISSION FILE NUMBER: 0–23490

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	94–3136179 (I.R.S. EMPLOYER IDENTIFICATION NO.)

1172 CASTRO STREET MOUNTAIN VIEW, CA (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES	94040 (ZIP CODE)

(650) 934–5200
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST REPORT)

Item 5.  Other Events and Regulation FD Disclosure.

        On September 22, 2003, VIVUS, Inc. announced the appointment of Larry J. Strauss as its Vice President, Finance and Chief Financial Officer, and the resignation of Richard Walliser as its prior Vice President, Finance and Chief Financial Officer. A copy of the press release making such announcements is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 7.  Exhibits.

     (c) Exhibits

Exhibit Number	Description

99.1	Press Release dated September 22, 2003 announcing the appointment of Larry J. Strauss as Vice President, Finance and Chief Financial Officer and the resignation of Richard Walliser as Vice President, Finance and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 22, 2003

VIVUS, INC.

/s/ LARRY J. STRAUSS Larry J. Strauss Vice President, Finance and Chief Financial Officer
/s/ LELAND F. WILSON Leland F. Wilson President and Chief Executive Officer

VIVUS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated September 22, 2003

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated September 22, 2003 announcing the appointment of Larry J. Strauss as Vice President, Finance and Chief Financial Officer and the resignation of Richard Walliser as Vice President, Finance and Chief Financial Officer.